[ALLMERICA FINANCIAL LOGO]

ALLMERICA FINANCIAL
LIFE INSURANCE AND          440 Lincoln Street
ANNUITY COMPANY             Worcester, MA 01653                 ALLMERICA SPL II

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1 PAYMENT   The monetary contribution to the policy.

 CHECK ONE:
/ / I have enclosed a check for my initial payment of $____________ and have received a conditional receipt.
     (Please make check payable to Allmerica Financial)

/ / My initial payment will be transferred from another insurance company. Approximate amount $____________. The amount of insurance purchased will be the minimum allowed by the IRS Guideline Single Premium unless you designate a higher amount $_________________________. (Please attach Transfer of Assets form)

2 ALLOCATION   How I want my payment allocated.

ALLOCATE MY PAYMENT AS FOLLOWS: Please use whole percentages.
You may allocate your payment to no more than 20 of the variable accounts listed below and the Fixed Account.

   YOUR TOTAL ALLOCATION MUST EQUAL 100%

EMERGING MARKETS EQUITY
 _____  %  Select Emerging Markets

INTERNATIONAL EQUITY
 _____  %  FT VIP Templeton Foreign Securities
 _____  %  Oppenheimer Global Securities
 _____  %  Select International Equity

SMALL CAP EQUITY
 _____ % AIM V.I. Aggressive Growth
 _____ % AllianceBernstein Small Cap Value
 _____ % Fidelity VIP Value Strategies
 _____ % FT VIP Small Cap
 _____ % FT VIP Small Cap Value Securities
 _____ % MFS New Discovery
 _____ % Select Strategic Growth
 _____ % Mid Cap Equity
 _____ % AIM V.I. Capital Development
 _____ % Fidelity VIP III Mid Cap
 _____ % FT VIP Mutual Shares Securities
 _____ % MFS Mid Cap Growth
 _____ % Select Capital Appreciation
 _____ % Select Value Opportunity

LARGE CAP GROWTH EQUITY
 _____  %  AIM V.I. Blue Chip
 _____  %  AIM V.I. Premier Equity
 _____  %  Alliance Premier Growth
 _____  %  Alliance Technology
 _____  %  Allmerica Core Equity
 _____  %  Allmerica Equity Index
 _____  %  Fidelity VIP Growth
 _____  %  FT VIP Franklin Large Cap Growth
 _____  %  Oppenheimer Capital Appreciation
 _____  %  Select Aggresssive Growth
 _____  %  Select Growth

LARGE CAP VALUE EQUITY
 _____  %  AIM V.I. Basic Value
 _____  %  AllianceBernstein Value
 _____  %  Alliance Growth & Income
 _____  %  Fidelity VIP Contrafund
 _____  %  Fidelity Equity Income
 _____  %  MFS Total Return
 _____  %  MFS Utilities
 _____  %  Oppenheimer Main Street Growth & Income
 _____  %  Oppenheimer Multiple Strategies
 _____  %  Select Growth & Income

HIGH YIELD BOND
 _____  %  Oppenheimer High Income
 _____  %  Fixed Income
 _____  %  Allmerica Government Securities
 _____  %  Select Investment Grade Income
 _____  %  Select Strategic Income

CASH AND EQUIVALENTS
 _____  %  Allmerica Money Market
 _____  %  Fixed Account

  100   %  TOTAL

 Any future payment will be allocated according to this selection unless changed by me.

3 ACCOUNT REBALANCING

/ /  I elect Automatic Account Rebalancing of the variable
     accounts to the allocations specified in Section 2, above.
     / / Monthly   / / Quarterly   / / Semi-Annually   / / Annually

 (Automatic Account Rebalancing and Dollar Cost Averaging cannot be in effect simultaneously.)

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4 DOLLAR COST AVERAGING

 Select ONE account from which to transfer money. Be sure you have money allocated to this account in Section 2.
 Transfer $____________ ($100 Minimum)

 FROM:  / / Fixed Account or
         / / Select Investment Grade Income* or / / Money Market*
         (*This account cannot be selected in the allocation below.)

 EVERY:  / / Month   / / Quarter   / / 6 Mos.   / / 12 Mos.

   INTO:

EMERGING MARKETS EQUITY
 _____%  Select Emerging Markets

INTERNATIONAL EQUITY
 _____%  FT VIP Templeton Foreign Securities
 _____%  Oppenheimer Global Securities
 _____%  Select International Equity

SMALL CAP EQUITY
 _____% AIM V.I. Aggressive Growth
 _____% AllianceBernstein Small Cap Value
 _____% Fidelity VIP Value Strategies
 _____% FT VIP Small Cap
 _____% FT VIP Small Cap Value Securities
 _____% MFS New Discovery
 _____% Select Strategic Growth
 _____% Mid Cap Equity
 _____% AIM V.I. Capital Development
 _____% Fidelity VIP III Mid Cap
 _____% FT VIP Mutual Shares Securities
 _____% MFS Mid Cap Growth
 _____% Select Capital Appreciation
 _____% Select Value Opportunity

LARGE CAP GROWTH EQUITY
 _____%  AIM V.I. Blue Chip
 _____%  AIM V.I. Premier Equity
 _____%  Alliance Premier Growth
 _____%  Alliance Technology
 _____%  Allmerica Core Equity
 _____%  Allmerica Equity Index
 _____%  Fidelity VIP Growth
 _____%  FT VIP Franklin Large Cap Growth
 _____%  Oppenheimer Capital Appreciation
 _____%  Select Aggresssive Growth
 _____%  Select Growth

LARGE CAP VALUE EQUITY
 _____%  AIM V.I. Basic Value
 _____%  AllianceBernstein Value
 _____%  Alliance Growth & Income
 _____%  Fidelity VIP Contrafund
 _____%  Fidelity Equity Income
 _____%  MFS Total Return
 _____%  MFS Utilities
 _____%  Oppenheimer Main Street Growth & Income
 _____%  Oppenheimer Multiple Strategies
 _____%  Select Growth & Income

HIGH YIELD BOND
 _____%  Oppenheimer High Income
 _____%  Fixed Income
 _____%  Allmerica Government Securities
 _____%  Select Investment Grade Income
 _____%  Select Strategic Income

CASH AND EQUIVALENTS
 _____%  Allmerica Money Market
 _____%  Fixed Account

  100 %  TOTAL

5 INSURED   The person upon whose life this insurance coverage is proposed.
            For second insured, complete Form AS-426.


-----------------------------------------------------------------------------
First Name                   Middle                      Last

-----------------------------------------------------------------------------
Street Address

-----------------------------------------------------------------------------
City                              State                       Zip
(        )
-----------------------------------------------------------------------------
Daytime Telephone Number                                Years at this Address
     /     /                 / / M    / / F
-------------------               Sex                         ---------------
Date of Birth                                                 State of Birth

-------------------------------------              --------------------------
Social Security/Tax I.D. Number                    Driver's License Number


6 OWNER    The person or entity exercising the policy's contractual rights.

-----------------------------------------------------------------------------
First Name                   Middle                      Last

-----------------------------------------------------------------------------
Street Address

-----------------------------------------------------------------------------
City                              State                       Zip

------------------------------------                -------------------------
Social Security/Tax I.D. Number                     Date of Trust


7 BENEFICIARY

------------------------------------------------------------------------------
Name of Primary Beneficiary                         Relationship to Insured

------------------------------------------------------------------------------
Name of Contingent Beneficiary                      Relationship to Insured

8 REPLACEMENT OF OTHER CONTRACTS

WILL THE PROPOSED POLICY REPLACE ANY EXISTING ANNUITY OR LIFE INSURANCE POLICY?

/ / Yes    / / No

If yes, list company name and policy number:

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

9 TELEPHONE ACCESS

I WILL AUTOMATICALLY BE ABLE TO TRANSFER ACCOUNT VALUES AND CHANGE THE ALLOCATION OF FUTURE INVESTMENTS BY TELEPHONE OR FAX UNLESS I CHECK THE BOX BELOW.

/ / I DO NOT accept the Telephone Access privilege.

(Please see additional information in the Authorization and Signature Section)

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10 INFORMATION ABOUT THE INSURED

   10a  CURRENT EMPLOYMENT.

        Employer's Name:
                        -------------------------------------------------------
        Occupation and Responsibilities:
                                        ---------------------------------------

        -----------------------------------------------------------------------


   10b INCOME

       My annual earned income is            $
                                              --------------
       My annual unearned income is          $
                                              --------------
       My net worth is                       $
                                              --------------

   10c DURING THE PAST YEAR, I HAVE SMOKED ONE OR MORE CIGARETTES, CIGARS,
       PIPES, OR USED CHEWING TOBACCO.

       / / Yes      / / No

   10d  Height                    Weight
              ----------------          ----------------

11 MEDICAL HISTORY

   11a DURING THE PAST 10 YEARS, I HAVE HAD, OR BEEN TREATED FOR HEART, LIVER,
       LUNG, OR KIDNEY TROUBLE, HIGH BLOOD PRESSURE, STROKE, DIABETES, CANCER, NERVOUS OR PSYCHOLOGICAL DISORDERS, OR ALCOHOL OR DRUG ABUSE.

       / / Yes      / / No

   11b DURING THE PAST 10 YEARS, I HAVE HAD, OR BEEN TREATED FOR IMMUNE
       SYSTEM DISORDER INCLUDING ACQUIRED IMMUNE DEFICIENCY SYNDROME (AIDS), AIDS-RELATED COMPLEX, OR ANOTHER IMMUNE DISORDER.

       / / Yes      / / No

   IF YOU ANSWERED "YES" TO 11a OR 11b, PLEASE COMPLETE ITEMS 11c THROUGH 11f:

   11c I HAVE BEEN DIAGNOSED OR TREATED FOR:
                                            -----------------------------------

   ----------------------------------------------------------------------------

   ----------------------------------------------------------------------------

   I AM CURRENTLY BEING TREATED:   / / YES     / / NO

   ----------------------------------------------------------------------------
   Primary Physician's Name

   ----------------------------------------------------------------------------
   Health Care Provider

   ----------------------------------------------------------------------------
   Street Address

   ----------------------------------------------------------------------------
   City                                    State                Zip
   (     )                                           /        /
   ------------------------------------    ------------------------------------
   Telephone                               Date of Last Visit

  11d DURING THE PAST THREE YEARS, I HAVE PARTICIPATED IN, OR INTEND TO
      PARTICIPATE IN:

      / / Scuba Diving  / / Skydiving  / / Land/Water Racing
      / / Hang Gliding or similar flying activity

  11e DURING THE PAST TWO YEARS, I HAVE FLOWN, OR INTEND TO FLY, AS A
      TRAINEE, PILOT, OR CREW MEMBER.

      / / Yes      / / No

  11f DURING THE PAST THREE YEARS, I HAVE HAD A MOTOR VEHICLE LICENSE
      SUSPENDED OR REVOKED, OR BEEN CONVICTED OF DRIVING WHILE INTOXICATED OR OF MORE THAN ONE MOVING VIOLATION.

      / / Yes      / / No

  AUTHORIZATIONS AND SIGNATURES

                 AUTHORIZATION TO OBTAIN INFORMATION

  To all physicians, medical professionals, hospitals, clinics, other health care providers, employers, Medical Information Bureau, Inc. (MIB), consumer reporting agencies, other insurance support organizations, the United States Internal Revenue Service, the Puerto Rico Bureau of Income Tax, and other persons who have the types of information described about the proposed Insured:

  I authorize you to give the Company, its reinsurers, or its agent (a) all information you have as to illness, injury, medical history, diagnosis, treatment, and prognosis (including any drug or alcohol abuse condition or treatment) with respect to any physical or mental condition of the proposed Insured; and (b) any non-medical information, including but not limited to, an investigative consumer report and copies of my tax returns filed with the United States Internal Revenue Service and/or Puerto Rico Bureau of Income Tax, which the Company believes it needs to perform the business functions described below. I also authorize the Company to give the MIB health or non-medical information it has about me and that of any minor member of my family applying for insurance.

  The information obtained will be used to determine if the proposed Insured is eligible for: (a) the insurance requested; or (b) benefits under a policy which is in force. It will also be used for any other business purpose which relates to the insurance requested or the policy which is in force. This authorization will be valid for 30 months. I know that under Federal Regulations I may revoke this authorization as it applies to drug and alcohol abuse treatment at any time, but my revocation will not effect any information that has been released prior thereto. I know that I may request a copy of this form. I agree that a photocopy is as valid as the original. I have received the Insurance Information Practices notice.

  I understand that Allmerica Financial Life Insurance and Annuity Company is authorized to honor telephone requests by me or by individuals authorized by me, to transfer account values among sub-accounts and to change the allocation of my future payments. I also understand that withdrawal of funds from my policy cannot be transacted by telephone or fax instructions.

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                    VARIABLE PRODUCT DISCLOSURE

  I UNDERSTAND THAT ANY DEATH BENEFITS IN EXCESS OF THE FACE AMOUNT AND ANY POLICY VALUE OF THE POLICY APPLIED FOR, MAY INCREASE OR DECREASE TO REFLECT THE INVESTMENT EXPERIENCE OF THE SUB-ACCOUNTS OF THE VARIABLE ACCOUNT. THE POLICY VALUE ALLOCATED TO THE FIXED ACCOUNT WILL ACCUMULATE INTEREST AT A RATE SET BY THE COMPANY WHICH WILL NOT BE LESS THAN THE MINIMUM GUARANTEED RATE OF 4% ANNUALLY. THERE IS NO GUARANTEED MINIMUM POLICY VALUE. THE POLICY VALUE MAY DECREASE TO THE POINT WHERE THE POLICY WILL LAPSE AND PROVIDE NO FURTHER DEATH BENEFIT WITHOUT ADDITIONAL PAYMENTS.

                  ACKNOWLEDGEMENTS AND AGREEMENTS

  I acknowledge receipt of current Prospectuses describing the Allmerica Select SPL II policy that I am applying for, and the underlying funds.

  It is agreed that: (1) The application consists of this application form, the medical questionnaire, if any, and the information on the Second Insured form, if it applies; (2) The representations are true and complete to the best of my knowledge and belief; (3) No liability exists and the insurance applied for will not take effect until the policy is delivered and the payment is made during the lifetime of the proposed Insured(s) and then only if the proposed Insured(s) has (have) not consulted any physician or practitioner of any healing art nor had any tests listed in the application since its completion; but if the payment is paid prior to delivery of the policy and a conditional receipt is delivered by the registered representative, insurance will be effective subject to the terms of the conditional receipt; and (4) No registered representative or broker is authorized to amend, alter, or modify the terms of this agreement.

  -----------------------------------------------------------------------------
  Signature of Insured                                    Date

  -----------------------------------------------------------------------------
  Print Name of Insured

  -----------------------------------------------------------------------------
  Signed at City                                           State



  -----------------------------------------------------------------------------
  Signature of Owner (if other than Insured)               Date

  -----------------------------------------------------------------------------
  Print Name of Owner

  -----------------------------------------------------------------------------
  Signed at City                                           State


 FOR FINANCIAL REPRESENTATIVE USE ONLY

  Does the policy applied for replace an existing annuity or life insurance policy?

  / / Yes      / / No

  If yes, attach replacement forms as required.

  As Registered Representative, I certify witnessing the signature of the applicant and that the information in this application has been accurately recorded to the best of my knowledge and belief.

  Based on the information furnished by the Owner or Insured in this application, I certify that I have reasonable grounds for believing the purchase of the policy applied for is suitable for the Owner. I further certify that the Prospectuses were delivered and that no written sales materials other than those furnished by the Company were used.



  -----------------------------------------------------------------------------
  Signature of Registered Representative                     Date

  -----------------------------------------------------------------------------
  Print Name of Registered Representative                    Reg Rep #

  -----------------------------------------------------------------------------
  Signature of Registered Representative                     Date

  -----------------------------------------------------------------------------
  Print Name of Registered Representative                    Reg Rep #

  -----------------------------------------------------------------------------
  TR Code

  (    )                              (    )
  -----------------------------------------------------------------------------
  Telephone                           Fax

  -----------------------------------------------------------------------------
  Name of Broker/Dealer                             Branch #

  -----------------------------------------------------------------------------
  Branch Office Street Address

  -----------------------------------------------------------------------------
  City                                  State                Zip

REMARKS:  ---------------------------------------------------------------------

  -----------------------------------------------------------------------------

  -----------------------------------------------------------------------------


                           FOR HOME OFFICE USE ONLY

  -----------------------------------------------------------------------------

  -----------------------------------------------------------------------------

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[ALLMERICA FINANCIAL LOGO]

ALLMERICA FINANCIAL
LIFE INSURANCE AND       440 Lincoln Street       INFORMATION ON SECOND
ANNUITY COMPANY          Worcester, MA 01653      INSURED ALLMERICA SPL II

-------------------------------------------------------------------------------

1 SECOND INSURED

-------------------------------------------------------------------------------
First Name                        Middle                       Last

-------------------------------------------------------------------------------
Street Address

-------------------------------------------------------------------------------
City                                 State                         Zip

(   )
-------------------------------------------------------------------------------
Daytime Telephone Number                               Years at this Address

     /    /
------------------           / / M  / / F                  ---------------
Date of Birth                    Sex                       State of Birth

-------------------------------------------------------------------------------
Social Security/Tax I.D. Number                   Driver's License Number

2 OWNER AND BENEFICIARY

  The Owner and Beneficiary are as indicated in Section 6 and 7 of the accompanying SPL application. If Section 6 is left blank, the Owner will be the insured listed in Section 5 of the SPL application.

3 REPLACEMENT OF OTHER CONTRACTS

  WILL THE PROPOSED POLICY REPLACE ANY EXISTING ANNUITY OR LIFE INSURANCE
  POLICY?

  / / Yes    / / No

  If yes, list company name and policy number:

  -----------------------------------------------------------------------------

  -----------------------------------------------------------------------------

4 INFORMATION ABOUT THE INSURED

  4a  CURRENT EMPLOYMENT.

      Employer's Name:
                       --------------------------------------------------------
      Occupation and Responsibilities:
                                       ----------------------------------------

      -------------------------------------------------------------------------

  4b INCOME

     My annual earned income is            $
                                             --------------
     My annual unearned income is          $
                                             --------------
     My net worth is                       $
                                             --------------

  4c DURING THE PAST YEAR, I HAVE SMOKED ONE OR MORE CIGARETTES, CIGARS,
     PIPES, OR USED CHEWING TOBACCO.

     / / Yes    / / No

  4d  Height                    Weight
            ----------------          ----------------

5 MEDICAL HISTORY

  5a DURING THE PAST 10 YEARS, I HAVE HAD, OR BEEN TREATED FOR HEART, LIVER,
     LUNG, OR KIDNEY TROUBLE, HIGH BLOOD PRESSURE, STROKE, DIABETES, CANCER, NERVOUS OR PSYCHOLOGICAL DISORDERS, OR ALCOHOL OR DRUG ABUSE.

     / / Yes    / / No

  5b DURING THE PAST 10 YEARS, I HAVE HAD, OR BEEN TREATED FOR IMMUNE
     SYSTEM DISORDER INCLUDING ACQUIRED IMMUNE DEFICIENCY SYNDROME (AIDS), AIDS-RELATED COMPLEX, OR ANOTHER IMMUNE DISORDER.

     / / Yes    / / No

  IF YOU ANSWERED "YES" TO 5a OR 5b, PLEASE COMPLETE ITEMS 5C THROUGH 5F:

  5c  I HAVE BEEN DIAGNOSED OR TREATED FOR:
                                           ------------------------------------

      -------------------------------------------------------------------------

      -------------------------------------------------------------------------

      -------------------------------------------------------------------------

      I AM CURRENTLY BEING TREATED:     / / YES    / / NO

      -------------------------------------------------------------------------
      Primary Physician's Name

      -------------------------------------------------------------------------
      Health Care Provider

      -------------------------------------------------------------------------
      Street Address

      -------------------------------------------------------------------------
      City                                    State                Zip
      (     )                                           /        /
      -------------------------------------    --------------------------------
      Telephone                                Date of Last Visit


  5d DURING THE PAST THREE YEARS, I HAVE PARTICIPATED IN, OR INTEND TO PARTICIPATE IN:

      / / Scuba Diving  / / Skydiving  / / Land/Water Racing
      / / Hang Gliding or similar flying activity

  5e DURING THE PAST TWO YEARS, I HAVE FLOWN, OR INTEND TO FLY, AS A TRAINEE, PILOT, OR CREW MEMBER.

      / / Yes    / / No

  5f DURING THE PAST THREE YEARS, I HAVE HAD A MOTOR VEHICLE LICENSE SUSPENDED OR REVOKED, OR BEEN CONVICTED OF DRIVING WHILE INTOXICATED OR OF MORE THAN ONE MOVING VIOLATION.

      / / YES    / / No

  AUTHORIZATIONS AND SIGNATURES

               AUTHORIZATION TO OBTAIN INFORMATION

  To all physicians, medical professionals, hospitals, clinics, other health care providers, employers, Medical Information Bureau, Inc. (MIB), consumer reporting agencies, other insurance support organizations, the United States Internal Revenue Service, the Puerto Rico Bureau of Income Tax, and other persons who have the types of information described about the proposed Insured:

  I authorize you to give the Company, its reinsurers, or its agent (a) all information you have as to illness, injury, medical history, diagnosis, treatment, and prognosis (including any drug or alcohol abuse condition or treatment) with respect to any physical or mental condition of the proposed Insured; and (b) any non-medical information, including but not limited to, an investigative consumer report and copies of my tax returns filed with the United States Internal Revenue Service and/or Puerto Rico Bureau of Income Tax, which the Company believes it needs to perform the business functions described below. I also authorize the Company to give the MIB health or non-medical information it has about me and that of any minor member of my family applying for insurance.

  The information obtained will be used to determine if the proposed Insured is eligible for: (a) the insurance requested; or (b) benefits under a policy which is in force. It will also be used for any other business purpose which relates to the insurance requested or the policy which is in force. This authorization will be valid for 30 months. I know that under Federal Regulations I may revoke this authorization as it applies to drug and alcohol abuse treatment at any time, but my revocation will not effect any information that has been released prior thereto. I know that I may request a copy of this form. I agree that a photocopy is as valid as the original. I have received the Insurance Information Practices notice.

                      ACKNOWLEDGEMENTS AND AGREEMENTS

  It is agreed that: (1) The application consists of this application form, the medical questionnaire, if any, and the information on the Second Insured form; (2) The representations are true and complete to the best of my knowledge and belief; (3) No liability exists and the insurance applied for will not take effect until the policy is delivered and the payment is made during the lifetime of the proposed Insured(s) and then only if the proposed Insured(s) has (have) not consulted any physician or practitioner of any healing art nor had any tests listed in the application since its completion; but if the payment is paid prior to delivery of the policy and a conditional receipt is delivered by the registered representative, insurance will be effective subject to the terms of the conditional receipt; and (4) No registered representative or broker is authorized to amend, alter, or modify the terms of this agreement.

  -----------------------------------------------------------------------------
  Signature of Second Insured                               Date

  -----------------------------------------------------------------------------
  Print Name of Second Insured

  -----------------------------------------------------------------------------
  Signed at City                                            State



  -----------------------------------------------------------------------------
  Signature of Owner (if other than Insured)                Date

  -----------------------------------------------------------------------------
  Print Name of Owner

  -----------------------------------------------------------------------------
  Signed at City                                            State

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[ALLMERICA FINANCIAL LOGO]

Regular Mail:            Overnight Mail:
PO Box 8179              66 Brooks Drive        ALLMERICA SPL II
Boston, MA  02266-8179   Braintree, MA  02184   TRANSFER OF ASSETS 1035 EXCHANGE
--------------------------------------------------------------------------------

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY                              FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

1. INFORMATION FROM CONTRACT/POLICY/ACCOUNT(S) TO BE TRANSFERRED:

   Owner _____________________________________________________________________________SSN __________________________________________

   Joint Owner _______________________________________________________________________SSN __________________________________________

   Annuitant/Insured _________________________________________________________________SSN __________________________________________

   Assets From:  Company ___________________________________________________________________________________________________________

                 Department _______________________________Contact Name (if available)______________________________________________

PLEASE INCLUDE   Company Address ___________________________________________________________________________________________________
COMPLETE
STREET ADDRESS.  City __________________________________________________State ______________________Zip Code________________________

                Telephone (_________________)____________________________

                Contract/Policy/Account(s)      #  ____________________  # ______________________#__________________


2. This is a / / total (100%) liquidation of assets; transfer in cash
   or        / / Partial withdrawal of $_______________ from:           / / Annuities       / / Life Insurance      / / Bank
   / / Brokerage - copy of most recent statement required               / / Mutual funds - copy of most recent statement required
   To be effected      / / IMMEDIATELY        / / AT MATURITY DATE_______________________       / / OTHER DATE__________________.


3. If this transfer is of LIFE or ANNUITY Contracts, the Contract #(s) ___________________________________________________________
   is/are / / Enclosed  / / Misplaced  / / Destroyed


4. TYPE OF TRANSFER-CHECK ONE ONLY                                      Additional Comments:
   / / Qualified (complete Sections 6, 7 and 8)
   / / Non-Qualified 1035 Exchange (complete Section 7 and 9 on reverse side)
   / / Other Non-Qualified (complete Section 7)


5. My present contract has a loan that I wish to carry over to the new contract.          / / YES          / / NO
   Loan carry over amount $________________
   Total approximate transfer amount $________________ (transfer payment and loan carry over)


6. QUALIFIED TRANSFER FROM-CHECK ONE ONLY                                             NOTE: AGE 70 1/2 RESTRICTIONS APPLY TO A
   / / IRA     / / Roth IRA Contributory                                              RETIREMENT ACCOUNT TRANSFER: If you are age
   / / Roth IRA Conversion - Year:_______    Value:_________                          70 1/2 or older this year, you may not
   / / 401(k) / / 401(a) (Trustee/Custodian Transfer) / / Rollover of Distribution    transfer or rollover required minimum
   / / 403(b) - TSA Direct (Revenue Ruling 90-24) Transfer                            distribution amounts. If necessary, instruct
                                                                                      your present trustee/custodian, prior to
                                                                                      effecting this transfer to either: 1) pay
                                                                                      your own required minimum distribution to
                                                                                      you now; or (2) retain that amount for
                                                                                      distribution to you later. Not applicable to
                                                                                      Roth IRA.


7. / / YES     / / NO     APPLY 60-DAY GUARANTEE PERIOD ACCOUNT RATE LOCK.
   NOTE: RATE LOCK IS IRREVOCABLE and is available for 1035 exchanges and transfers of assets from trustee to trustee. The current rate will be locked in for 60 days from receipt of completed instructions/forms at the Company, after which time it will revert to the rate then in effect. Guarantee Period Accounts are not available in all contracts/states.

8. I request that the above referenced contract/policy/account(s) be transferred to the above referenced
   Company. Please do not withhold taxes. I AM AWARE OF ANY PENALTIES OR SURRENDER CHARGES THAT WILL RESULT
   FROM THIS LIQUIDATION BY THE PREVIOUS COMPANY. I AM FURTHER AWARE THAT ANY TAX CONSEQUENCES OF THIS
   TRANSACTION ARE SOLELY MY OWN AND THAT I MAY WISH TO CONSULT MY TAX ADVISOR.

   Date __________________________________________             Signature_____________________________________________________
                                                                                    Contract Owner

   Date __________________________________________             Signature_____________________________________________________
                                                                                    Contract Joint Owner

                      SIGNATURE GUARANTEE: (required for MUTUAL FUNDS, BROKERAGE ACCOUNTS, or as requested)



Allmerica Financial Life Insurance/First Allmerica Financial Life Insurance Contract/Policy Number___________________________


                                     SEE REVERSE FOR NON-QUALIFIED/1035 EXCHANGE INFORMATION



9. NON-QUALIFIED 1035 EXCHANGE (MUST BE COMPLETED FOR TRANSFER OF LIFE AND ANNUITY CONTRACTS UNDER 1035 REGULATIONS.)

I hereby absolutely assign and transfer the above identified life policies/annuity contract(s) to First Allmerica Financial Life Insurance Company or Allmerica Financial Life Insurance and Annuity Company (herein called the Company), its successors and assigns, along with any and all claims, options, privileges, rights, title and interest therein, and subject to all conditions of such policy(ies)/contract(s). All previous designations of beneficiary are revoked. The undersigned declares that the sole beneficiary shall be the Company, its successors or assigns. I further declare that no proceedings in bankruptcy are pending against the undersigned and that the policy(ies)/contract(s) is/are not subject to any other assignment, pledge or lien.

The undersigned intends this assignment to be part of an exchange of insurance policies or annuity contracts under Internal Revenue Code Section 1035. The Company agrees in consideration for this assignment either to issue a new policy or contract in exchange for the policy or contract assigned, or if the policy is being exchanged for a new policy of life insurance, to reassign the policy or contract to the undersigned if the application for the new policy is not approved by the Company on either a standard or non-standard basis. Amounts credited to the new policy or contract will be the amount actually received from the original carrier and will be credited on the day it is received in the Company's Home/Principal Office.

If the life policy being exchanged is non-qualified and a policy loan is outstanding or part of the cash surrender value is refunded to me, I understand that the proposed transaction may result in a taxable gain. If the life policy being exchanged is qualified and a policy loan is outstanding or part of the cash surrender value is refunded to the plan trustee, I understand that all or part of the PS-58 cost basis in the existing policy may be lost.

All powers, elections, appointments, options and rights exercisable by me as owner (including the right to surrender) are now exercisable by the Company, subject to acceptance by the issuing company, which shall relate back to the date of my signature.

Date_________________            Owner-
                                 Assignor  _____________________________________

                                 Joint-Owner
                                 Assignor  _____________________________________

                                 Irrevocable
                                 Beneficiary____________________________________


                      NOTIFICATION OF ACCEPTANCE/SURRENDER

The Company will accept the transfer described. Please liquidate the account or surrender the policy or contract without withholding taxes. Please provide the following information with your check and mail to:

                                Allmerica Select
                               Allmerica Financial
                                   PO Box 8179
                              Boston, MA 02266-8179
                                 (800) 366-1492

Contract/Policy # ___________FBO ___________    First Allmerica Financial Life Insurance Company
                                                Allmerica Financial Life Insurance and Annuity Company
Type _______________________________________

Date  ______________________________________    _______________________________________________
                                                                 Signature/Title
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[ALLMERICA FINANCIAL LOGO]

ALLMERICA FINANCIAL
LIFE INSURANCE AND     440 Lincoln Street
ANNUITY COMPANY        Worcester, MA  01653      INSURANCE INFORMATION PRACTICES
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Personal information about you may be obtained from persons other than you. You have a right of access and correction with respect to personal information obtained about you. The Company may in some cases also disclose personal or privileged information it has about you to other third parties without your authorization. A detailed description of the Company's information practices will be furnished on your request.

Any request for information should be directed to Allmerica Financial Services, Individual Underwriting, 440 Lincoln Street, Worcester, MA 01653.

                     MEDICAL INFORMATION BUREAU PRE-NOTICE

Information regarding your insurability and/or any past or future claims will be treated as confidential. The Company, or its reinsurers, may, however, make a brief report thereon to the Medical Information Bureau, a non-profit membership organization of life insurance companies which operates an information exchange on behalf of its members. If you apply to another Bureau member company for life or health insurance coverage, or a claim for benefits is submitted to such a company, the Bureau, upon request, will supply such company with the information in its file.

Upon receipt of your request, the Medical Information Bureau will arrange for disclosure of the information about you contained in its file. If you question the accuracy of the information in the Bureau's file, you may contact the Bureau to seek a correction in accordance with the procedure established in the Federal
Fair Credit Reporting Act. The address of the Bureau's Information office is
P.O. Box 105, Essex Station, Boston, Massachusetts 02112; the Bureau's telephone number is (617) 426-3660.

The Company, or its reinsurers, may also release information in its file to other life insurance companies to whom you may apply for life or health insurance, or to whom a claim for benefits may be submitted.

                      FAIR CREDIT REPORTING ACT PRE-NOTICE

In making this application for insurance it is understood that an investigative consumer report may be made. Information will be obtained through personal interviews with third parties such as family members, business associates, financial sources, friends, neighbors or others with whom you are acquainted.
This inquiry includes information as to your character, general reputation, personal characteristics and mode of living, whichever may be applicable. Upon written request, you will be told if an investigative consumer report has been ordered. If so, you may ask to be interviewed in connection with its preparation. You have a right to make a written request within a reasonable period of time for a complete and accurate disclosure of additional information concerning the nature and scope of the investigative consumer report. You also have the right to inspect and obtain a copy of the investigative consumer report from the investigative consumer reporting agency.

                    PERSONAL INFORMATION TELEPHONE INTERVIEW

While an underwriter is evaluating your application, we may ask one of our Home
Office Interviewers to contact you for additional information. Whenever possible, calls will be made at your convenience and to the telephone number you have provided. Your representative will review with you the information we need to initiate the call and will record it on a separate form.


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